UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): August 12, 2008
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-12691	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 12, 2008, Mr. Sam K. Smith notified ION Geophysical Corporation (the “Company”) of his retirement from the Board of Directors of the Company, effective on August 18, 2008. Mr. Smith serves as a Class III director, which is the class of directors whose term will expire at the Company’s annual meeting of stockholders in 2011. His retirement from the Board of Directors will also include his retirement as a member of the Compensation Committee of the Board of Directors, on which he served.
     On August 18, 2008, the Company issued a press release announcing Mr. Smith’s retirement. A copy of the press release is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.
99.1	Press Release of ION Geophysical Corporation dated August 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2008	ION GEOPHYSICAL CORPORATION

	By:	/s/ DAVID L. ROLAND

David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
(d)	Exhibits.
99.1	Press Release of ION Geophysical Corporation dated August 18, 2008.

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